SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: February 17, 1999
(Date of earliest event reported)


               Nomura Asset Securities Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1998-D6
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          (Exact Name of registrant as specified in its charter)

Delaware                     33-48-48-1-06             13-3672336
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(State or Other Juris-       (Commission            (I.R.S. Employer
diction of Incorporation)     File Number)           Identification)
Number)

Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
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               This Document contains exactly 289 Pages.
                   The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the February 17, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.        Description



 5.1             99                 Monthly distribution report pursuant to
                                    Section 4.02 of the Pooling and
                                    Servicing Agreement for the
                                    distribution on February 17, 1999


 5.2             99                 Comparative Financial Status
                                    Report as of 2/11/99

                                    Delinquent Loan Status Report as of
                                    2/11/99

                                    REO Status Report as of 2/11/99

                                    Watch List as of 2/11/99

                                    Historical Loan Modification Report
                                    as of 2/11/99

                                    Historical Loss Estimate Report as of
                                    2/11/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              AMRESCO SERVICES, L.P., IN
                                              ITS CAPACITY AS SERVICER
                                              UNDER THE POOLING AND
                                              SERVICING AGREEMENT ON
                                              BEHALF OF NOMURA ASSET
                                              SECURITIES CORPORATION, REGISTRANT





                                              By: __________________
                                                   Daniel B. Kirby,
                                                   Senior Vice President


                                              By:  _________________
                                                    Henry B. Garmon
                                                    Vice President


Date: February 18, 1999